Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of September 27, 2013 (this “Amendment”), is among TETRA TECH, INC., a Delaware corporation (the “Company”), TETRA TECH CANADA HOLDING CORPORATION, a Canadian corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender, each of the other Lenders party hereto and each of the Subsidiary Guarantors party hereto.

RECITALS:

A.        The Borrowers, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of May 7, 2013 (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.        The Subsidiary Guarantors and the Administrative Agent have entered into Subsidiary Guaranties dated of even date with the Credit Agreement (the “Subsidiary Guaranties”) and various Security Instruments.

C.        The Borrowers have requested to amend the Credit Agreement as set forth below.

D.        Subject to the terms and conditions set forth below, the parties hereto have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.       Amendments to Credit Agreement.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:

(a)        Section 1.01 is amended by adding the following new definition in the appropriate alphabetical location therein:

“Four Programs” means the four programs referenced in each of the Form 8-K filed by the Borrower with the SEC on June 18, 2013, the Form 8-K filed by the Borrower with the SEC on August 7, 2013 and the Form 10-Q filed by the Borrower for the fiscal quarter ended June 30, 2013.

(b)        The definition of “Consolidated EBITDA” in Section 1.01 is amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the tax expense for Federal, state, local and foreign income taxes of the Company and its Subsidiaries for such period (net of tax benefit), (iii) depreciation and amortization expense for such period, (iv) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) cost of employee services received in share-based payment transactions (in accordance with FASB ASC 718) which do not represent a cash item in such period or any future period, (vi) in the case of each of the four fiscal quarter periods ending September 29, 2013, December 29, 2013 and March 30, 2014 and subject to the proviso below, up to $34,000,000 in non-recurring charges incurred during the fiscal quarter ended June 30, 2013 in connection with corporate restructurings and (vii) in the case of each of the four fiscal quarter periods ending September 29, 2013, December 29, 2013 and March 30, 2014 and subject to the proviso below, up to $36,000,000 in non-cash charges incurred during the fiscal quarter ended June 30, 2013 in connection with the Four Programs and minus (b) to the extent included in calculating such Consolidated Net Income, all non-cash items increasing Consolidated Net Income for such period; provided when calculating the Consolidated Leverage Ratio for the purpose of determining the Applicable Rate in effect at any time, Consolidated EBITDA shall be calculated without giving effect to the add backs set forth in the foregoing clauses (a)(vi) and (a)(vii).

(c)        Exhibit D is amended in its entirety such that it reads as set forth on Exhibit D attached hereto.

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2.       Conditions Precedent.  The parties hereto agree that the amendments set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent:

(a)        Documentation.  The Administrative Agent shall have received a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors and the Required Lenders.

(b)        Fees.  The Company shall have paid to the Administrative Agent for the benefit of each Lender (including Bank of America) that executes and delivers a signature page to this Amendment to the Administrative Agent on or before 5:00 p.m. (Eastern) on September 25, 2013, an amendment fee equal to 0.025% (2.5 basis points) of the sum of (i) the then outstanding principal amount of the Term Loan then held by each such Lender plus (ii) the then existing Revolving Credit Commitment of each such Lender.

(c)        Legal Fees and Expenses.  All fees and expenses of counsel to the Administrative Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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Section 3.       Representations And Warranties.

(a)        In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)       The representations and warranties of the Borrowers and the other Loan Parties contained in Article V of the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(ii)      Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)     No Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)        In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower and each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

Section 4.       Miscellaneous.

(a)        Ratification and Confirmation of Loan Documents.  Each Borrower and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty to which it is a party upon and after the effectiveness of the amendments contemplated hereby and, with respect to each Borrower and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Security Instruments to secure the Secured Obligations, in each case after giving effect to the amendments set forth herein).

(b)        Fees and Expenses.  The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

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(c)        Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)        Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)        Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)        Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)        Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

(i)        Amendment Fees.  The amendment fees payable pursuant to Section 2(b) above shall be fully-earned upon execution and delivery by the applicable Lender of a signature page to this Amendment in accordance with such Section, shall be non-refundable for any reason whatsoever and shall be in addition to any other fee, cost, or expense payable pursuant to this Amendment or any other Loan Document.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

TETRA TECH, INC.

By:	/S/ DAN L. BATRACK
Name:	Dan L. Batrack
Title:	Chairman and Chief Executive Officer

TETRA TECH CANADA HOLDING CORPORATION

By:	/S/ DAN L. BATRACK
Name:	Dan L. Batrack
Title:	President

SUBSIDIARY GUARANTORS:

ADVANCED MANAGEMENT TECHNOLOGY, INC.

AMERICAN ENVIRONMENTAL GROUP,   LTD.

ARD, INC.

ARDAMAN & ASSOCIATES, INC.

COSENTINI ASSOCIATES, INC.

PRO-TELLIGENT, LLC

ROONEY ENGINEERING, INC.

TETRA TECH CONSTRUCTION, INC.

TETRA TECH EC, INC.

TETRA TECH ES, INC.

TETRA TECH TESORO, INC.

WESTERN UTILITY CONTRACTORS, INC.

BPR INC.

BPR - BÂTIMENT INC.

BPR-ÉNERGIE INC.

BPR-INFRASTRUCTURE INC.

EBA ENGINEERING CONSULTANTS LTD.

FRANSEN ENGINEERING (FE) LTD.

PARKLAND PIELINE CONTRACTORS LTD.

PARKLAND PIPELINE EQUIPMENT LTD.

PARK L PROJECTS LTD.

TETRA TECH INDUSTRIEL INC.

TETRA TECH INDUSTRIES INC.

TETRA TECH WEI INC.

By:	/S/ DAN L. BATRACK
Name:	Dan L. Batrack
Title:	Vice President

TETRA TECH EXECUTIVE SERVICES, INC.

By:	/S/ DAN L. BATRACK
Name:	Dan L. Batrack
Title:	Chief Executive Officer

TETRA TECH HOLDING LLC

By:	TETRA TECH, INC., its Sole Member

	By:	/S/ DAN L. BATRACK
	Name:	Dan L. Batrack
	Title:	Chairman and Chief Executive Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/S/ ROBERT J. RITTELMEYER
Name:	Robert J. Rittelmeyer
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/S/ ARTHUR NG
Name:	Arthur Ng
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/S/ JOYCE P. DORSETT
Name:	Joyce P. Dorsett
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH

By:	/S/ JOSEPH RAUHALA
Name:	Joseph Rauhala
Title:	Principal Officer

WELLS FARGO BANK, N.A.

By:	/S/ CATHERINE ABE
Name:	Catherine Abe
Title:	Senior Vice President

BANK OF MONTREAL

By:	/S/ MICHAEL GIFT
Name:	Michael Gift
Title:	Vice President

By:	/S/ SEAN P. GALLAWAY
Name:	Sean P. Gallaway
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/S/ JAMES C. COLMAN
Name:	James C. Colman
Title:	Vice President

UNION BANK, N.A.

By:	/S/ ERIK SIEGFRIED
Name:	Erik Siegfried
Title:	Vice President

UNION BANK, Canada Branch

By:	/S/ ANNE COLLINS
Name:	Anne Collins
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/S/ DAVID W. KEE
Name:	David W. Kee
Title:	Managing Director

THE BANK OF NOVA SCOTIA

By:	/S/ EUGENE DEMPSEY
Name:	Eugene Dempsey
Title:	Director

THE NORTHERN TRUST COMPANY

By:	/S/ BRANDON C. ROLEK
Name:	Brandon C. Rolek
Title:	Senior Vice President